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EXHIBIT 21

CORPORATE ORGANIZATIONAL CHART OF SUBSIDIARIES OF REGISTRANT
FOREMOST CORPORATION OF AMERICA
DECEMBER 31, 1998

Foremost Corporation of America (Michigan)
  FEIN: 38-1863522, NAIC Grp: 238
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        Foremost Insurance Company Grand Rapids, Michigan (Michigan) 100%
          FEIN: 38-1470533, NAIC: 11185
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              American Federation Insurance Company (Florida) 100%
                FEIN: 59-2326047, NAIC: 43699
              Foremost Property and Casualty Insurance Company (Michigan) 100%
                FEIN: 35-1604635, NAIC: 11800
              Foremost Signature Insurance Company (Michigan) 100%
                FEIN: 38-2430150, NAIC: 41513
              Federated Insurance Services of California (California) 100% Foremost Financial Services Corporation (Delaware) 100%
          FEIN: 73-0462770
        Foremost Home Services Corporation (Michigan) 100%
          FEIN: 38-2260224
        Foremost Home Brokers, Inc. (Michigan) 100%
          FEIN: 38-2197432
        Foremost Express Insurance Agency, Inc. (Michigan) 100%
          FEIN: 38-2505922
        Foremost Affinity Services, Inc. (Michigan) 100%
          FEIN: 382234183
        Western Star Underwriters, Inc. (Texas) 100%
          FEIN: 74-1593853
        Foremost Real Estate Company (Michigan) 100%
          FEIN: 38-2429614
        Foremost Affiliated Insurance Services, Inc. (Michigan) 100%
          FEIN: 38-2336672
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              Pacific Way Insurance Agency, Inc. (Washington) 100%
                FEIN: 38-2987359
              Knight Agency, Inc. (Kentucky) 100%
                FEIN: 61-1281764
              Sunrise Insurance Agency, Inc. (Nevada) 100%
                FEIN: 88-0266963
              Sunrise Insurance Agency of Arizona, Inc. (Arizona) 100%
                FEIN: 31-1360491
              Corvette General Agency, Inc. (Georgia) 100%
                FEIN: 31-1368858
              Frontier Insurance Agency, Inc. (Oregon) 100%
                FEIN: 38-2987361


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Foremost Lloyds of Texas (Texas)
  FEIN: 75-1779175, NAIC: 41688
Foremost County Mutual Insurance Company (Texas)
  FEIN: 38-1721730, NAIC: 29254
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      Sunrise Insurance Agency of Texas, Inc. (Texas) 100%
        FEIN: 38-2987749